                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20543



                                   FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) August 17, 2000



                          Commission File No. 1-11706



                        CARRAMERICA REALTY CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Maryland                                    52-1796339
----------------------------------             --------------------------------
   (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)



                 1850 K Street, N.W., Washington, D.C.  20006
-------------------------------------------------------------------------------
              (Address or principal executive office) (Zip code)


     Registrant's telephone number, including area code:   (202) 729-1000

                        CarrAmerica Realty Corporation
                                   Form 8-K

Item 2:   Disposition of Assets

          On August 17, 2000, CarrAmerica Realty Corporation (the Company) closed on a joint venture transaction with the New York State Teachers Retirement System (NYSTRS). At closing, the Company and certain of its affiliates, contributed properties to Carr Office Park, L.L.C. (the Joint Venture), a newly formed joint venture, and NYSTERS contributed cash of approximately $255.1 million. The Joint Venture encompasses five premium-quality suburban office parks in four high-growth markets (Chicago, Austin, Dallas, and Denver) totaling more than 2.5 million square feet of stabilized properties, 461,000 square feet of office projects now under development and land that can support approximately
          1.5 million square feet of office space. Additional property is expected to be contributed to the Joint Venture upon obtaining certain approvals to the assumption of an existing mortgage. A copy of the press release relating to this transaction is attached as an exhibit hereto.

          The Company received approximately $249.6 million of cash and a 35% interest in the Joint Venture in exchange for the properties. Upon contribution of the additional property, the Company expects to receive an additional $12.3 million of cash. The Company and certain of its affiliates will provide development, property management, and leasing services with respect to the contributed properties pursuant to agreements with the Joint Venture.

          The Company will use the cash received from the Joint Venture to repay outstanding indebtedness and for other general corporate purposes.

          Certain statements in this filing constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors include, among others, the following: national and local economic, business and real estate conditions that will, among other things, affect demand for office properties, availability and creditworthiness of tenants, the level of lease rents and the availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and pending developments to be completed on time and within budget), actions, strategies and performance of affiliates that the Company may not control, governmental action


Item 7:  (b)   Pro forma financial information:

         The following unaudited pro forma financial statements are based on the consolidated financial statements of the Company. These statements reflect how the consolidated balance sheet of the Company might have appeared at June 30, 2000 if the contribution of properties to the Joint Venture (exclusive of the possible contribution of additional property) and related transactions had occurred at that date and how the consolidated statements of continuing operations of the Company for the six months ended June 30, 2000 and the year ended December 31, 1999 might have appeared if the contribution and related transactions had been consummated at the beginning of each period. These unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have occurred had the contribution of properties and related transactions occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results of operations or financial position of the Company.

         These unaudited pro forma condensed financial statements should be read in conjunction with the audited consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 1999 and the unaudited consolidated financial statements of the Company included in its Form 10-Q for the six months ended June 30, 2000. The unaudited pro forma adjustments are based upon this financial information and certain other assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
      Pro Forma Condensed Consolidated Balance Sheet As Of June 30, 2000
--------------------------------------------------------------------------------


                                                                          Proforma            Proforma
(In thousands)                                       June 30, 2000       Adjustments        June 30, 2000
                                                  ----------------    --------------     ----------------
                                                      (Unaudited)                            (Unaudited)
Assets

Rental property, net of accumulated depreciation        $2,742,298          (261,476)   1      $2,480,822
Land held for development                                   96,863           (31,667)   1          65,196
Construction in progress                                   106,880           (23,616)   1          83,264
Cash and cash equivalents                                   52,799                 -               52,799
Restricted cash and cash equivalents                        12,797                 -               12,797
Accounts and notes receivable                               31,973               466               32,439
Investments                                                117,496           114,184    4         231,680
Accrued straight-line rents                                 53,712            (3,229)   1          50,483
Tenant leasing costs, net                                   63,644           (11,087)   1          52,557
Deferred financing costs, net                               12,930                 -               12,930
Prepaid expenses and other assets, net                      26,971                 -               26,971
                                                  ----------------    --------------     ----------------
                                                        $3,318,363          (216,425)          $3,101,938
                                                  ================    ==============     ================

Liabilities, Minority Interest, and Stockholders'
 Equity

Liabilities:
            Mortgages and notes payable                 $1,432,972          (249,597)   2      $1,183,375
            Accounts payable and accrued expenses           77,065             9,640    5          86,705
            Rent received in advance and security           30,853                 -               30,853
            deposits
                                                  ----------------    --------------     ----------------
            Total liabilities                            1,540,890          (239,957)           1,300,933
                                                  ----------------    --------------     ----------------

Minority interest                                           89,389             1,681    3          91,070

Stockholders' equity:
            Preferred Stock                                     93                 -                   93
            Common Stock                                       663                 -                  663
            Additional paid in capital                   1,802,621                 -            1,802,621
            Cumulative dividends in excess of net
            income                                        (115,293)           21,851    3         (93,442)
                                                  ----------------    --------------     ----------------
            Total stockholders' equity                   1,688,084            21,851            1,709,935
                                                  ----------------    --------------     ----------------

Commitments and contingencies

                                                        $3,318,363          (216,425)          $3,101,938
                                                  ================    ==============     ================

See accompanying notes to condensed consolidated balance sheet.

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


1.   Eliminate book value of assets contributed to Joint Venture.

2. Record paydown of debt with proceeds from contribution of properties to Joint Venture.

3. Record gain on contribution of properties (and minority interest therein), net of estimated income taxes.

4.   Record investment in Joint Venture.

5.   Record income taxes payable on gain.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Continuing Operations for the Year
                            Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                                                            Proforma
                                                           Year                                                Year
(Amounts in thousands, except per share amounts)          Ended                Proforma                       Ended
                                                   December 31, 1999         Adjustments               December 31, 1999
                                                 ---------------------     --------------             --------------------
                                                                                                           (unaudited)
Revenues:
   Rental income:                                     $        498,849            (36,557)   1             $       462,292
   Real estate service revenue                                  17,054                  -                           17,054
                                                 ---------------------     --------------             --------------------
     Total operating revenues                                  515,903            (36,557)                         479,346
                                                 ---------------------     --------------             --------------------

Operating expenses:
   Property expenses:
     Operating expenses                                        122,676             (8,309)   1                     114,367
     Real estate taxes                                          44,529             (3,179)   1                      41,350
   Interest expense                                             89,057            (14,733)   2                      74,324
   General and administrative                                   38,894               (857)   1                      38,037
   Depreciation and amortization                               119,700            (13,050)   1                     106,650
                                                 ---------------------     --------------             --------------------
     Total operating expenses                                  414,856            (40,128)                         374,728
                                                 ---------------------     --------------             --------------------
     Real estate operating income                              101,047              3,571                          104,618

Other operating income:
   Interest Income                                               3,936                (64)   1                       3,872
   Equity in earnings of
    unconsolidated partnerships                                  5,167              3,929    3                       9,096
   Gain on treasury locks                                        4,489                  -                            4,489
                                                 ---------------------     --------------             --------------------
     Total other operating income                               13,592              3,865                           17,457
                                                 ---------------------     --------------             --------------------

     Income from continuing operations
      before minority interest, income
      taxes and gain on sale of assets                         114,639              7,436                          122,075

   Minority Interest                                           (17,599)             1,008    4                     (16,591)
   Income taxes                                                   (783)                 -                             (783)
   Gain on sale of assets, net of income taxes                  54,822                  -                           54,822
                                                 ---------------------     --------------             --------------------

Income from continuing operations                     $        151,079              8,444                  $       159,523
                                                 =====================     ==============             ====================

Basic net income per common share
  from continuing operations                          $           1.71               0.12                  $          1.83

Diluted net income per common share
  from continuing operations                          $           1.71               0.12                  $          1.83

Basic weighted average shares outstanding                       67,858             67,858                           67,858

Diluted weighted average shares outstanding                     67,982             67,982                           67,982

See accompanying notes to condensed consolidated statements of continuing operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Continuing Operations for the Six
                          Months Ended June 30, 2000
--------------------------------------------------------------------------------

                                                                                                            Proforma
                                                               Six Months                                  Six Months
(Amounts in thousands, except per share amounts)                  Ended               Proforma                Ended
                                                              June 30, 2000          Adjustments          June 30, 2000
                                                         --------------------     --------------     --------------------
                                                               (unaudited)                                 (unaudited)
Revenues:
   Rental income:                                             $       275,752            (26,213)   1       $     249,539
   Real estate service revenue                                         10,253                  -                   10,253
                                                         --------------------     --------------     --------------------
     Total operating revenues                                         286,005            (26,213)                 259,792
                                                         --------------------     --------------     --------------------
Operating expenses:
   Property expenses:
     Operating expenses                                                64,212             (5,815)   1              58,397
     Real estate taxes                                                 24,518             (2,862)   1              21,656
   Interest expense                                                    52,005             (9,557)   2              42,448
   General and administrative                                          21,773               (436)   1              21,337
   Depreciation and amortization                                       67,319             (7,844)   1              59,475
                                                         --------------------     --------------     --------------------
     Total operating expenses                                         229,827            (26,514)                 203,313
                                                         --------------------     --------------     --------------------

     Real estate operating income                                      56,178                301                   56,479

Other operating income:
   Interest Income                                                      1,750                (51)   1               1,699
   Equity in earnings of
   unconsolidated partnerships                                          2,716              3,259    3               5,975
                                                         --------------------     --------------     --------------------
     Total other operating income                                       4,466              3,208                    7,674
                                                         --------------------     --------------     --------------------

     Income from continuing operations
       before minority interest and gain
       on sale of assets                                               60,644              3,509                   64,153
   Minority Interest                                                   (5,408)               494    4              (4,914)
   Gain on sale of assets, net of income taxes                          7,741                  -                    7,741
                                                         --------------------     --------------     --------------------
Income from continuing operations                             $        62,977              4,003            $      66,980
                                                         ====================     ==============     ====================

Basic net income per common share
  from continuing operations                                  $          0.68               0.06            $        0.74

Diluted net income per common share
  from continuing operations                                  $          0.68               0.06            $        0.74

Basic weighted average shares outstanding                              66,912             66,912                   66,912

Diluted weighted average shares outstanding                            67,307             67,307                   67,307

See accompanying notes to condensed consolidated statements of continuing operations.

 NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS

1. Eliminate revenues, expenses and minority interest in earnings of properties contributed to Joint Venture.

2. Eliminate net interest expense associated with debt paid down with proceeds from contribution of properties to Joint Venture.

3.  Record equity in net earnings of the Joint Venture.

4.  Record minority interest.

5. The pro forma condensed consolidated statements of continuing operations do not include the gain which will be recognized on the contribution of properties to the Joint Venture or related income taxes. The gain is expected to approximate $33,172,000 including minority interest, net of related income taxes of approximately $9,640,000.

Item 7:  (c)   Exhibits:

               10.1 Amended and Restated Limited Liability Company Agreement of
                    Carr Office Park, L.L.C., dated as of August 15, 2000

               10.2 Contribution and Purchase/Sale Agreement, dated as of August
                    15, 2000, Among CarrAmerica Realty Corporation, CarrAmerica Realty L.P., CarrAmerica Development, Inc., Carr Development & Construction, L.P., Carr Parkway North I Corporation and New York State Teachers' Retirement System

               10.3 Supplemental Agreement (Amending and Supplementing the
                    Contribution Agreement and the LLC Agreement), dated as of August 15, 2000, Among CarrAmerica Realty Corporation, CarrAmerica Realty L.P., CarrAmerica Development, Inc., Carr Development & Construction, L.P., Carr Parkway North I Corporation and New York State Teachers' Retirement System

               99.1 Press Release dated August 17, 2000

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 1, 2000


CARRAMERICA REALTY CORPORATION



By:   /s/ Stephen E. Riffee
      ---------------------------------
      Stephen E. Riffee
      Principal Accounting Officer

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